Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

Filed by the registrant [X]
Filed by a party other than the registrant [ ]


Check the appropriate box:
[ ]  Preliminary proxy statement
[X]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                       Horizon Financial Corp.
------------------------------------------------------------------------------
             (Name of Registrant as Specified in Its Charter)

                       Horizon Financial Corp.
------------------------------------------------------------------------------
                 (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[X]  No fee required.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:
                              N/A
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(2)  Aggregate number of securities to which transactions applies:
                              N/A
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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                              N/A
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(4)  Proposed maximum aggregate value of transaction:
                              N/A
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[ ]  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:
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




                               June 18, 1999



Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of Horizon Financial Corp. to be held at the Best Western Lakeway Inn, 714 Lakeway Drive, Bellingham, Washington, on July 27, 1999 at 2:00 p.m., Pacific Time.

     The attached Notice of Annual Meeting of Shareholders and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Corporation. Directors and officers of the Corporation, as well as a representative of Moss Adams LLP, will be present to respond to any questions our shareholders may have.

     Please sign, date and return the enclosed proxy card. If you attend the meeting, you may vote in person even if you voted by proxy previously.

     Your continued interest and support of the Corporation and Horizon Bank, a savings bank, are sincerely appreciated.

                               Sincerely,

                               /s/ George W. Gust

                               George W. Gust
                               Chairman of the Board

                          HORIZON FINANCIAL CORP.
                           1500 Cornwall Avenue
                       Bellingham, Washington  98225


                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        To Be Held on July 27, 1999

     NOTICE IS HEREBY GIVEN THAT the 1999 Annual Meeting of Shareholders ("Meeting") of Horizon Financial Corp. ("Corporation") will be held at the Best Western Lakeway Inn which is located at 714 Lakeway Drive, Bellingham, Washington on July 27, 1999 at 2:00 p.m., Pacific Time.

     A Proxy Card and Proxy Statement for the Meeting are enclosed herewith.

     The Meeting is for the purpose of considering and acting upon:

     (1) The election of three directors of the Corporation;

     (2) To approve an amendment to the Corporation's 1995 Stock Option Plan;
         and

     (3) Such other matters as may properly come before the Meeting or any adjournments thereof.

     NOTE: The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on the foregoing proposal at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Shareholders of record at the close of business on June 7, 1999, are the shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

     You are requested to fill in and sign the enclosed form of proxy, which is solicited by the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend the Meeting and vote in person.

                                  BY ORDER OF THE BOARD OF DIRECTORS

                                  /s/ Richard P. Jacobson

                                  RICHARD P. JACOBSON
                                  SECRETARY

Bellingham, Washington
June 18, 1999

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE YOUR CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. AN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                PROXY STATEMENT
                                     OF
                            HORIZON FINANCIAL CORP.
                             1500 Cornwall Avenue
                        Bellingham, Washington  98225
                               (360) 733-3050

                        ANNUAL MEETING OF SHAREHOLDERS
                                 July 27, 1999
------------------------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Horizon Financial Corp. ("Corporation"), the holding company for Horizon Bank, a savings bank ("Bank"), to be used at the 1999 Annual Meeting of Shareholders of the Corporation ("Meeting") which will be held at the Best Western Lakeway Inn, 714 Lakeway Drive, Bellingham, Washington, on Tuesday, July 27, 1999 at 2:00 p.m., Pacific Time. The accompanying Notice of Annual Meeting of Shareholders and this Proxy Statement are being first mailed to shareholders on or about June 18, 1999.

                          REVOCATION OF PROXIES
                          ---------------------

     Shareholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Corporation or the filing of a later proxy prior to a vote being taken on a particular proposal at the Meeting. An executed proxy will not be voted if a shareholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors of the Corporation will be voted in accordance with the directions given therein provided they are executed. Where no instructions are indicated, executed proxies will be voted for the nominees for directors set forth below and for the approval of the amendment to the Corporation's 1995 Stock Option Plan.

              VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
              -----------------------------------------------

     Shareholders of record as of the close of business on June 7, 1999 are entitled to one vote for each share of common stock ("Common Stock") of the Corporation then held. Shareholders are not permitted to cumulate their votes for the election of directors. As of June 7, 1999, the Corporation had 7,526,245 shares of Common Stock issued and outstanding.

     The presence, in person or by proxy, of at least one-third of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. The nominees for director who receive a plurality of the votes cast by the holders of the outstanding Common Stock entitled to vote at the Meeting will be elected. Votes may be cast for or withheld from each nominee. Votes that are withheld will have no effect on the outcome of the election because directors will be elected by a plurality of votes cast. Abstentions, therefore, on the Corporation's proposal to approve an amendment to the Corporation's 1995 Stock Option Plan will have the effect of a vote against such proposal. Broker non-votes will be counted for purposes of determining the existence of a quorum, but will not be counted for determining the number of votes cast with respect to the election of directors and the approval of the amendment to the Stock Option Plan, and accordingly, will have no effect on the outcome these proposals.

     If a shareholder is a participant in the Horizon Bank Employee Stock Ownership Plan ("ESOP"), the proxy card represents a voting instruction to the trustees of the ESOP as to the number of shares in the participant's plan account. Each participant in the ESOP may direct the trustees as to the manner in which shares of Common Stock allocated to the participant's plan account are to be voted.

     Persons and groups who beneficially own in excess of five percent of the Corporation's Common Stock are required to file certain reports with the Securities and Exchange Commission ("SEC"), and provide a copy to the Corporation, disclosing such ownership pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). Based on such reports, management knows of no person who owned more than five percent of the outstanding shares of Common Stock at June 7, 1999. The following table sets forth, as of June 7, 1999, information as to the shares of the Common Stock beneficially owned by each director of the Corporation and by all executive officers and directors of the Corporation as a group.

                                   Number of Shares         Percent of Shares
Name                           Beneficially Owned (1)(2)       Outstanding
----                           -------------------------       -----------

Directors and Named Executive Officer(4)

Robert C. Diehl                          32,504                    0.43%
Fred R. Miller                           70,879                    0.94
George W. Gust                          158,065                    2.10
Frank G. Uhrig                           80,904                    1.08
L. M. (Larry) Strengholt                104,335                    1.39
Richard R. Haggen                         1,191                    0.02
Gary E. Goodman                           1,188                    0.02
V. Lawrence Evans, President and
  Chief Executive Officer               175,180                    2.33

All Executive Officers and
 Directors as a Group (11 persons)      679,300                    9.03%
----------------
(1) Includes all shares owned directly by the named individuals or by the individuals indirectly through a trust or corporation, or by the individuals' spouses and minor children, except as otherwise noted. The named individuals effectively exercise sole or shared voting and investment power over these shares.
(2) Includes shares of Common Stock subject to outstanding stock options which are exercisable within 60 days after June 7, 1999.
(3) Under SEC regulations the term "named executive officer(s)" is defined to include the chief executive officer, regardless of compensation level, and the four most highly compensated executive officers, other than the chief executive officer, whose total annual salary and bonus for the last completed fiscal year exceeded $100,000. Mr. V. Lawrence Evans was the Corporation's only "named executive officer" during the fiscal year ended March 31, 1999.

                    PROPOSAL I -- ELECTION OF DIRECTORS
                    -----------------------------------

     The Corporation's Board of Directors consists of eight directors. The Corporation's bylaws provide that directors will be elected for three-year staggered terms with approximately one-third of the directors elected each year. Three directors will be elected at the Meeting to serve for a three-year period, or until their respective successors have been duly elected and qualified. The Board of Directors has nominated for election as directors
L. M. (Larry) Strengholt, Richard R. Haggen, and V. Lawrence Evans, each for three-year terms. Messrs. Strengholt, Haggen and Evans are each current members of the Board of Directors of the Corporation and the Bank.

     It is intended that the proxies solicited by the Board of Directors will be voted for the election of the above named nominees for the terms specified in the table below. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the Board may reduce the number of directors to eliminate the vacancy. At this time the Board of Directors knows of no reason why any nominee might be unavailable to serve.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES NAMED BELOW FOR DIRECTORS OF THE CORPORATION.

     The following table sets forth certain information regarding the nominees for election at the Meeting and those directors continuing in office after the Meeting.

                                         Year First Elected      Term to
          Name                  Age     or Appointed Director    Expire
          ----                  ---     ---------------------    ------

                                 NOMINEES
                                 --------

    L. M. (Larry) Strengholt    70              1985             2002(1)
    Richard R. Haggen           54              1994             2002(1)
    V. Lawrence Evans           53              1990             2002(1)

                            CONTINUING DIRECTORS
                            --------------------

    Robert C. Diehl             60              1976             2000
    Fred R. Miller              63              1984             2000
    Gary E. Goodman             51              1998             2000
    George W. Gust              69              1976             2001
    Frank G. Uhrig              68              1978             2001
-------------
(1)  Assuming the individual is elected or re-elected.

     The principal occupation of each director nominee of the Corporation for the last five years is set forth below. Unless otherwise stated, each director resides in the State of Washington.

     L.M. (LARRY) STRENGHOLT is the President of Strengholt Construction Co., Inc., Lynden, Washington, a general building contractor.

     RICHARD R. HAGGEN is owner and co-chairman of the Board of Directors of Haggen, Inc., a retail grocery chain.

     V. LAWRENCE EVANS joined the Bank in 1972 and served as the Bank's Executive Vice President from 1983 to 1990. Mr. Evans has served as President of the Bank since May 14, 1990 and as Chief Executive Officer since March 26, 1991. He was elected Chairman of the Bank's Board of Directors in July 1997. Mr. Evans also serves as President and Chief Executive Officer of the Corporation.

     ROBERT C. DIEHL is the President and General Manager of Diehl Ford, Inc., an automobile dealership.

     FRED R. MILLER is the retired and former owner and President of the Skagit Bonded Collectors, Inc., Mount Vernon, Washington.

     GARY E. GOODMAN is the refinery manager for the Tosco Refinery in Ferndale, Washington.

     GEORGE W. GUST joined the Bank in 1975 and has served as the Bank's Chairman of the Board of Directors since August 1984. Mr. Gust has served as the Corporation's Chairman of the Board of Directors since October 1995.

     FRANK G. UHRIG is the manager and the majority shareholder of Yeager's Sporting Goods and Marina which sells sporting goods, boats, motors and general merchandise.

             MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
             -------------------------------------------------

     The Boards of Directors of the Corporation and the Bank conduct their business through meetings of the Boards and through their committees. During fiscal 1999, the Board of Directors of the Corporation held nine meetings. No director of the Corporation attended fewer than 75% of the total number of meetings of the Board of Directors and committees on which the director served.

     The full Board of Directors of the Corporation acts as a Nominating Committee for the annual selection of its nominees for election as directors. The Corporation's Bylaws provide that any nomination to the Board of Directors (except one proposed by the existing Board of Directors of the Corporation) must be in writing and delivered or mailed to the Chairman of the Board of the Corporation at least 20 days prior to the meeting of shareholders called for the election of directors. The Board of Directors met once during the 1999 fiscal year in its capacity as the Nominating Committee.

     The Executive Committee of the Corporation is composed of Directors Evans, Gust and Miller. This Committee meets at least monthly to advise management of the Corporation between monthly meetings of the Board of Directors. The Executive Committee met 12 times during the 1999 fiscal year.

     The Audit Committee of the Corporation is composed of Directors Diehl, Goodman, Haggen and Strengholt. The Audit Committee is responsible for examining and evaluating the activities of the Corporation and reporting its findings to the Board. This examination determines the reliability of information produced on behalf of the Corporation and the effectiveness of internal practices and procedures and the efficiency of operations. The Audit Committee also assists the Board in the selection of independent accountants. The Audit Committee met five times during the 1999 fiscal year.

     The Compensation and Retirement Committee is composed of Directors Diehl, Gust and Miller. This Committee makes recommendations to the Board of Directors concerning corporation compensation packages and retirement plans. The Compensation and Retirement Committee met two times during the 1999 fiscal year.

                          DIRECTORS' COMPENSATION
                          -----------------------

     Each director of the Corporation is also a director of the Bank. Directors of the Corporation received no additional compensation for attendance at any meeting of the Corporation's Board of Directors or committees thereof during the 1999 fiscal year. Members of the Bank's Board of Directors receive an annual retainer of $7,800 and $300 for attendance at each Board meeting. The Chairman of the Board receives an additional $400 for attendance at each Board meeting. Directors also receive $225 for each committee meeting attended held on the day of a regular meeting or a special board meeting held by telephone conference call, and $225 for attendance at a special board meeting or a committee meeting held on a day other than the day of a regular board meeting. Members of the Executive Committee receive $375 for each monthly meeting attended. Employees of the Bank who are also directors do not receive compensation for their attendance at any board committee meetings.

                           EXECUTIVE COMPENSATION
                           ----------------------

     Summary Compensation Table. The following table sets forth the compensation received by the named executive officer for each of the three fiscal years ended March 31, 1999. All compensation is paid by the Bank.

                                                         Long-Term
                                                       Compensation
                       Annual Compensation                 Awards
                      ----------------------------------   ------
                                                 Other              All
                                                 Annual             Other
                                                 Compen-            Compen-
Name and                                         sation   Options   sation
Position              Year   Salary($) Bonus($)  ($)(1)     (#)      ($)
--------              ----   --------- --------  ------     ---      ---

V. Lawrence Evans     1999   174,000   22,747      --     10,000    17,127(2)
 President and Chief  1998   168,000   25,018      --         --    19,136
 Executive Officer    1997   162,000   24,611      --         --    18,775
-------------------
(1) Does not include perquisites which did not exceed the lesser of $50,000 or 10% of salary and bonus.
(2) Includes contributions to the Bank's ESOP of $3,451 and to the Bank's Retirement Savings and Investment Plan ("401(k) Plan") of $10,020.

     Option Exercise/Value Table. The following information with respect to options exercised during the fiscal year ended March 31, 1999, and remaining unexercised at the end of the fiscal year, is presented for Mr. Evans.

                                       Number of
                                       Securities           Value of
                                       Underlying           Unexercised
                                       Unexercised          In-the-Money
                     Shares            Options at           Options at
                     Acquired          Fiscal Year End(#)   Fiscal Year End($)
                        on    Value    ------------------   ------------------
                     Exercise Realized Exer-      Unexer-    Exer-     Unexer-
      Name             (#)      ($)    cisable    cisable    cisable   cisable
      ----             ---      ---    -------    -------    -------   ------

V. Lawrence Evans      ---      ---    69,274     10,000     298,838    4,375

     Employment Agreements. The Corporation and the Bank are parties to an employment contract with Mr. Evans. The agreement renews automatically for an additional one year term until either of the parties notifies the other in writing of its intent not to renew the contract. Under the agreement, Mr. Evans' current annual base compensation is $174,000. In addition, Mr. Evans is entitled to participate in and to receive all benefits which are applicable to the Corporation's executive employees. The agreement also provides for compensation to be paid to Mr. Evans in the event of his disability, termination without cause or in the event of a change in control of the Corporation. In the event of a change in control (as defined in the agreement), Mr. Evans would be entitled to receive an amount equal to 2.99 times the average annual base compensation received prior to the date of change of control for the most recent five taxable years. Assuming that a change in control had occurred during fiscal 1999, Mr. Evans would have been entitled to a cash payment equal to approximately $453,040 based on his current annual compensation.

     Deferred Compensation Plan. The Bank has established a deferred compensation plan for certain of its officers, including Mr. Evans. The plan provides for additional retirement benefits payable over a 12 to 17 year period following retirement. In connection with the funding of the Bank's obligation under the plan, the Bank has acquired life insurance policies on the lives of plan participants. Deferred compensation expense for Mr. Evans amounted to $36,000, $33,430 and $127,630 in 1999, 1998 and 1997,
respectively.

     Notwithstanding anything to the contrary set forth in any of the Corporation's previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Report of the Compensation Committee and Performance Graph shall not be incorporated by reference into any such filings.

     Report of the Compensation Committee. The Compensation Committee's duties are to recommend and administer policies that govern executive compensation for the Corporation and the Bank. The Compensation Committee evaluates executive performances, compensation policies and salaries. The Compensation Committee recommends salaries to be paid to each executive officer. The entire Board of Directors reviews the Compensation Committee's recommendations as to executive compensation, including the Chief Executive Officer, and sets these salaries.

     The executive compensation policy of the Corporation and the Bank is designed to establish an appropriate relationship between executive pay and the Corporation's and the Bank's annual and long-term performance, long-term growth objectives, and their ability to attract and retain qualified executive officers. The principles underlying the program are:

     - To attract and retain key executives who are vital to the long-term success of the Corporation and the Bank and are of the highest caliber;

     - To provide levels of compensation competitive with those offered throughout the financial industry; and

     - To motivate executives to enhance long-term stockholder value by building their ownership in the Corporation.

     The Committee also considered a variety of subjective and objective factors in determining the compensation package for individual executives including (1) the performance of the Corporation and the Bank as a whole with an emphasis on annual and long-term performance, (2) the responsibilities assigned to each executive, and (3) the performance of each executive of assigned responsibilities as measured by the progress of the Corporation and the Bank during the year.

     Another factor the Compensation Committee (and the Board of Directors) considered when making their decisions was the overall profitability of the Corporation and Bank, rather than establishing compensation levels on the basis of whether specific financial goals had been achieved by the Corporation and the Bank.

     Based on the various factors discussed above, the salary for V. Lawrence Evans was increased 3.6% to $174,000 for fiscal 1999, compared to his salary of $168,000 in the prior year. The bonus paid to Mr. Evans in each of these years is based on the profitability of the Bank, using the same formula that applies to all employees vested in the Bank's cash profit sharing program. The Compensation Committee believes that Mr. Evans' compensation, and management compensation levels as a whole, appropriately reflect the application of the Corporation's and the Bank's executive compensation policy and the progress of the Corporation and the Bank.

                             Compensation Committee

                             George W. Gust
                             Robert C. Diehl
                             Fred R. Miller

     Compensation Committee Interlocks and Insider Participation. The Compensation Committee of the Board of Directors consists of Directors George
W. Gust, Robert C. Diehl and Fred R. Miller. During fiscal 1999, there were no compensation committee interlocks between the Corporation and any other entity.

     Performance Graph. The following graph compares the cumulative total shareholder return on the Corporation's Common Stock with the cumulative total return on the Nasdaq Index and the SNL Western Thrift Index, which encompasses ten western states. Total return assumes reinvestment of all dividends.

                      [line graph is shown here]


                                      Period Ending
                    ---------------------------------------------------------
Index               3/31/94   3/31/95   3/31/96   3/31/97   3/31/98   3/31/99
-----------------------------------------------------------------------------
Horizon Financial
 Corp.              100.00      91.82    95.19    129.93    189.52    139.31
NASDAQ - Total US   100.00     111.25   151.06    167.83    254.43    342.44
SNL Western Thrift
 Index              100.00     109.65   159.39    228.03    372.11    309.73

             COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
             -------------------------------------------------

     Section 16(a) of the Exchange Act requires the Corporation's executive officers and directors, and persons who own more than 10% of any registered class of the Corporation's equity securities, to file reports of ownership and changes in ownership with the SEC within prescribed time periods. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Corporation with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms it has received and written representations provided to the Corporation by the above referenced persons, the Corporation believes that during the fiscal year ended March 31, 1999 all filing requirements applicable to its reporting officers, directors and greater than 10% shareholders were properly and timely complied with, except for one report on Form 4, for Karen LePage. Ms. LePage filed a report for a sale of stock on March 5, 1999 that should have been filed by February 10, 1999; and one report on Form 5, for Director Fred Miller. Mr. Miller filed a report for a sale of stock on May 13, 1999 that should have been filed by May 15, 1996.

                        TRANSACTIONS WITH MANAGEMENT
                        ----------------------------

     Under federal law, officers and directors of the Bank are generally prohibited from receiving any loan or extension of credit at other than market rates and terms.

           PROPOSAL II -- AMENDMENT TO THE 1995 STOCK OPTION PLAN
           ------------------------------------------------------

     Under the Corporation's 1995 Stock Option Plan (the "1995 Plan"), any employee, including any officer or employee-director, is eligible to receive stock option grants. The purpose of the 1995 Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to the officers and employees to promote the success of the Corporation. The number of shares of Common Stock available for stock option awards under the 1995 Plan is currently 414,000; however, options with respect to 307,580 shares have already been granted.

     The Board of Directors has recommended an amendment to the 1995 Plan (the "Amendment") in connection with the recent acquisition of Bellingham Bancorp. The Amendment would increase the number of shares of the Corporation's Common Stock available for stock option awards from 414,000 to 455,000 shares. The Amendment would provide the Corporation with sufficient stock option award shares to grant to certain employees of Bellingham Bancorp, who are now employees of the Corporation and the Bank.

     The vote of a majority of the stockholders of the Corporation present or represented by proxy at the Meeting is required for approval of the Amendment.

     The Board recommends a vote FOR the Amendment to the 1995 Stock Option
Plan.

     The shares of Common Stock represented by properly executed proxies will be voted FOR the Amendment to the 1995 Stock Option Plan unless otherwise specified on the proxy.

                                  AUDITORS
                                  --------

     Moss Adams LLP served as the Corporation's auditors for the 1999 fiscal year. The Board of Directors currently anticipates appointing Moss Adams LLP to be its auditors for the 2000 fiscal year. A representative of Moss Adams LLP will be present at the Meeting to respond to questions from shareholders and will have the opportunity to make a statement if he or she so desires.

                               OTHER MATTERS
                               -------------

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

     The cost of solicitation of proxies will be borne by the Corporation. In addition to solicitations by mail, directors, officers, and regular employees of the Corporation may solicit proxies personally or by telephone at their regular salary or hourly compensation.

     The Corporation's 1999 Annual Report to Shareholders has been mailed to all shareholders of record as of the close of business on June 7, 1999. Any shareholder who has not received a copy of such annual report may obtain a copy without charge by writing the Corporation. Such annual report is not to be treated as part of the proxy solicitation material nor having been incorporated herein by reference.

                           SHAREHOLDER PROPOSALS
                           ---------------------

     In order to be eligible for inclusion in the proxy solicitation materials of the Corporation for next year's Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must be received at the Corporation's main office at 1500 Cornwall Avenue, Bellingham, Washington, no later than February 18, 2000. Any such proposals shall be subject to the requirements of the proxy solicitation rules adopted under the Exchange Act.

                                  BY ORDER OF THE BOARD OF DIRECTORS

                                  /s/ Richard P. Jacobson

                                  RICHARD P. JACOBSON
                                  SECRETARY
Bellingham, Washington
June 18, 1999

     A COPY OF THE ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO SHAREHOLDERS OF RECORD AS OF JUNE 7, 1999, UPON WRITTEN REQUEST TO RICHARD P. JACOBSON, SECRETARY, HORIZON FINANCIAL CORP., 1500 CORNWALL AVENUE, BELLINGHAM, WASHINGTON 98225.

                               REVOCABLE PROXY
                          HORIZON FINANCIAL CORP.

                      ANNUAL MEETING OF SHAREHOLDERS
                               July 27, 1999

     The undersigned hereby appoints the Executive/Proxy Committee of the Board of Directors of Horizon Financial Corp. ("Corporation") with full powers of substitution to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders ("Meeting"), to be held at the Best Western Lakeway Inn, 714 Lakeway Drive, Bellingham, Washington, on Tuesday, July 27, 1999, at 2:00 p.m., Pacific Time, and at any and all adjournments thereof, as follows:

                                                         VOTE
                                                         FOR   WITHHELD
                                                         ---   --------

     I.  The election as directors of the nominees
         listed below (except as marked to the           [  ]     [  ]
         contrary below).

         L. M. (Larry) Strengholt
         Richard R. Haggen
         V. Lawrence Evans

         INSTRUCTIONS: To withhold your vote for any individual nominees, write the nominee's name on the line below.

         -----------------------------------------

         -----------------------------------------

                                                      FOR   AGAINST   ABSTAIN
                                                      ---   -------   -------
     II. The approval of an amendment to the
         Corporation's 1995 Stock Option
         Plan.                                       [  ]    [  ]      [  ]




The Board of Directors recommends a vote "FOR" the listed propositions.


THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE BOARD OF DIRECTORS IN ITS BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE BOARD OF DIRECTORS TO VOTE WITH RESPECT TO APPROVAL OF THE MINUTES OF THE PRIOR MEETING OF SHAREHOLDERS, THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, AND MATTERS INCIDENT TO THE CONDUCT OF THE 1999 ANNUAL MEETING.

             THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


     Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Corporation at the Meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

     The undersigned acknowledges receipt from the Corporation, prior to the execution of this proxy, of Notice of the Annual Meeting, a proxy statement for the Annual Meeting and an Annual Report to Shareholders.



Dated:                     , 1999
       --------------------



-----------------------------------        ----------------------------------
PRINT NAME OF SHAREHOLDER                  PRINT NAME OF SHAREHOLDER


-----------------------------------        ----------------------------------
PRINT NAME OF SHAREHOLDER                  PRINT NAME OF SHAREHOLDER




Please sign exactly as your name appears on the enclosed card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, only one signature is required, but each holder should sign, if possible.



PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.